UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

Amendment No. 1
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 5, 2026

AtriCure, Inc.
(Exact name of registrant as specified in charter)

Delaware	000-51470	34-1940305
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
7555 Innovation Way, Mason OH 45040
(Address of Principal Executive Offices, and Zip Code)
(513) 755-4100
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.001 par value	ATRC	NASDAQ Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On May 5, 2026, AtriCure, Inc. (“Company”) filed a Current Report on Form 8-K (“Original Report”) which furnished as Exhibit 99.1 the Company’s May 5, 2026 press release relating to financial results for the first quarter ended March 31, 2026 (“Press Release”). After the issuance of the Press Release and filing of the Original Report, the Company identified in the Press Release an opportunity to provide additional and corrected information related to 2026 financial guidance and the Company’s references to adjusted earnings per share and net earnings per share as set forth in the corrected underlined text below:

“Full year 2026 revenue is projected to be approximately $600 million to $610 million, and management also projects full year 2026 Adjusted EBITDA of approximately $80 million to $82 million. Full year 2026 adjusted earnings per share is expected to be in the range of $0.09 to $0.15, and net earnings per share is expected to be in the range of $0.00 to $0.04. Additionally, management expects continued positive cash flow generation for 2026.”

This Amendment No. 1 to Form 8-K amends and restates the Original Report and furnishes the Press Release as corrected.
Item 2.02.    Results of Operations and Financial Condition.
On May 6, 2026, AtriCure, Inc. issued a press release regarding its financial results for the first quarter ended March 31, 2026. The Company held a conference call on May 5, 2026 at 4:30 p.m. Eastern Time to discuss the financial results. A copy of the press release, as corrected, is furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.
The information in Item 2.02 of Form 8-K and in the press release attached as Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in Item 2.02 of this Form 8-K and Exhibit 99.1 shall not be incorporated by reference in any filing or other document under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing or document.
Item 9.01.    Financial Statements and Exhibits.
(d)Exhibits

No.	Description
99.1	Corrected Press Release dated May 6, 2026, relating to financial results for the first quarter ended March 31, 2026.
104	Cover Page Interactive Data File--the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATRICURE, INC.

Dated:	May 6, 2026	By:	/s/ Angela L. Wirick
Angela L. Wirick
Chief Financial Officer